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                                                                                       Exhibit 21
                                                                                       ----------


                                            SUBSIDIARIES


                                                                                        STATE OF
NAME OF ENTITY                                                   OWNERSHIP              FORMATION
----------------------------------------------------  --------------------------------  ---------

Hersha Hospitality Trust                              NA                                MD
Hersha Hospitality Limited Partnership ("HHLP")       NA                                VA
Hersha Hospitality, LLC ("HH LLC")                    100% BY HHLP                      VA
Hersha Hospitality Limited Liability Company -        100% BY HHLP                      DE
Carlisle
Hersha Hospitality Limited Liability Company -        100% BY HHLP                      DE
Danville
Hersha Hospitality Limited Liability Company -        100% BY HHLP                      DE
Duluth I
Hersha Hospitality Limited Liability Company -        100% BY HHLP                      DE
Duluth II
Hersha Hospitality Limited Liability Company -        100% BY HHLP                      DE
Hershey
Hersha Hospitality Limited Liability Company - New    100% BY HHLP                      DE
Columbia
Hersha Hospitality Limited Liability Company - New    100% BY HHLP                      DE
Cumberland,
Hersha Hospitality Limited Liability Company -        100% BY HHLP                      DE
Newnan
Hersha Hospitality Limited Liability Company -        100% BY HHLP                      DE
Peachtree
Hersha Hospitality Limited Liability Company -        100% BY HHLP                      DE
Selinsgrove
Hersha Hospitality Limited Liability Company - West   100% BY HHLP                      DE
Hanover,
HHLP Valley Forge Associates                          99% BY HHLP                       PA
                                                      1% BY HH LLC
944 Associates                                        99% BY HHLP                       PA
                                                      1% by Hersha Hospitality Limited
                                                      Liability Company-Carlisle
1244 Associates                                       99% by HHLP                       PA
                                                      1% by Hersha Hospitality Limited
                                                      Liability Company-New
                                                      Cumberland

                                                                                        STATE OF
NAME OF ENTITY                                                   OWNERSHIP              FORMATION
----------------------------------------------------  --------------------------------  ---------

2144 Associates - Hershey                             99% by HHLP                       PA
                                                      1% by Hersha Hospitality Limited
                                                      Liability Company-Hershey
2144 Associates - New Columbia                        99% by HHLP                       PA
                                                      1% by Hersha Hospitality Limited
                                                      Liability Company-New Columbia
2144 Associates - Selinsgrove                         99% by HHLP                       PA
                                                      1% by Hersha Hospitality Limited
                                                      Liability Company-Selinsgrove
2444 Associates                                       99% by HHLP                       PA
                                                      1% by Hersha Hospitality Limited
                                                      Liability Company-West Hanover
2844 Associates                                       99% by HHLP                       PA
                                                      1% by HH LLC
3044 Associates                                       99% by HHLP and                   PA
                                                      1% by HH LLC
3144 Associates                                       99% by HHLP                       PA
                                                      1% by HH LLC
3544 Associates                                       99% by HHLP                       PA
                                                      1% by HH LLC
5644 Duluth I Associates                              99% by HHLP                       PA
                                                      1% by Hersha Hospitality Limited
                                                      Liability Company-Duluth I
5744 Duluth II Associates                             99% by HHLP                       PA
                                                      1% by Hersha Hospitality Limited
                                                      Liability Company-Duluth II
5844 Newnan Associates                                99% by HHLP                       PA
                                                      1% by Hersha Hospitality Limited
                                                      Liability Company-Newnan
5944 Peachtree Associates                             99% by HHLP                       PA
                                                      1% by Hersha Hospitality Limited
                                                      Liability Company-Peachtree
5544 JFK III Associates                               99% by HHLP                       PA
                                                      1% by HH LLC
Metro Two Hotel, LLC                                  100% by HHLP                      FL

                                                                                        STATE OF
NAME OF ENTITY                                                   OWNERSHIP              FORMATION
----------------------------------------------------  --------------------------------  ---------

HT/CNL Metro Hotels, LP                               33.33% by HHLP                    DE
                                                      66.67% by CNL Hospitality
                                                      Partners, LP
Chelsea Grand East, LLC                               100% by HT / CNL Metro            NY
                                                      Hotels, LP
44 New England Management Company                     100% by HHLP                      DE
HHM Leasehold Interests, Inc.                         99% by Hersha Hospitality         DE
                                                      Management LP
                                                      1% by HHLP
Hersha CNL TRS, Inc.                                  100% by HT / CNL Metro            DE
                                                      Hotels, LP
PRA Glastonbury, LLC                                  40% by HHLP                       CT
Hersha PRA TRS, Inc.                                  40% by HHLP                       DE
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